UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

Functional Brands Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42936	85-4094332
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 SW Rosewood Street
Lake Oswego, Oregon 97035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 245-8282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MEHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the reconvened Special Meeting of Stockholders (the “Special Meeting”) of Functional Brands Inc. (the “Company”) held on June 1, 2026, of the Company’s 21,912,868 shares of common stock issued and outstanding and eligible to vote as of the record date of April 16, 2026, a quorum of 7,874,310 shares, or approximately 35.93% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). The following actions were taken at the Special Meeting:

Proposal No. 1: Approval of an Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split

To approve the fifth amendment to the Company’s Certificate of Incorporation, as amended, in the form attached to the Proxy Statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), at any time prior to the one-year anniversary date of the Special Meeting, at a ratio, ranging from one-for-two (1:2) to one-for-two hundred fifty (1:250), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,492,117	3,361,162	21,031	n/a

The proposal was approved by a majority of the votes cast.

Proposal No. 2: Approval of the Functional Brands Inc. 2026 Equity Incentive Plan

The second proposal was the approval of the Functional Brands Inc. 2026 Equity Incentive Plan. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,613,683	1,527,837	58,670	1,732,790

Proposal No. 2 was approved by a majority of the votes cast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2026

FUNCTIONAL BRANDS INC.

By:	/s/ Eric Gripentrog
	Name:	Eric Gripentrog
	Title:	Chief Executive Officer

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